Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, William Ferri, Principal Executive Officer of O’Connor Fund of Funds: Aggregated Alpha Strategies LLC (formerly, UBS Multi-Strat Fund, L.L.C.) (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	September 5, 2012	/s/ William Ferri
William Ferri, Principal Executive Officer

I, Nicholas Vagra, Principal Accounting Officer of O’Connor Fund of Funds: Aggregated Alpha Strategies LLC (formerly, UBS Multi-Strat Fund, L.L.C.) (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	September 5, 2012	/s/ Nicholas Vagra
Nicholas Vagra, Principal Accounting Officer